Ivy Small Cap Value Fund

[ ], 2004

Dear Shareholder:

         You are cordially invited to attend a Special Meeting of shareholders of Ivy Small Cap Value Fund (the "Fund"), a series of the Ivy Funds (the "Trust"), which will be held on January 27, 2005 at 2:00 p.m., Central time, 6300 Lamar Avenue, Overland Park, Kansas.

         The primary purpose of the Special Meeting is to ask you to vote on a proposed new sub-advisory agreement between Waddell & Reed Ivy Investment Company ("WRIICO"), the Fund's investment adviser, and BlackRock Financial Management, Inc. ("BlackRock"), an indirect subsidiary of BlackRock, Inc. MetLife, Inc., the parent company of State Street Research & Management Company ("State Street"), the current investment sub-adviser to your Fund, has entered into an agreement to sell State Street to BlackRock, Inc., one of the largest publicly traded investment management firms in the U.S., and BlackRock's parent company The sale will automatically terminate the Fund's current sub-advisory agreement with State Street. WRIICO has proposed, and the Board of Trustees ("Board") has unanimously approved, a new sub-advisory agreement with BlackRock on the same terms as the current sub-advisory agreement with State Street. Approval of the proposed new sub-advisory agreement will not affect the Fund's investment goal and strategies currently in place. In addition, the overall fees currently paid by the Fund for management and investment advisory services will stay the same.

         Please review the enclosed material carefully for more information about the proposal.

         Your vote is important. The Board has unanimously approved the proposed new sub-advisory agreement and recommends that you approve it. Please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid return envelope. This will ensure that your vote is counted, even if you cannot attend the Special Meeting in person.

         If you prefer, you may vote by telephone with a toll-free call to the telephone number that appears on your proxy card or voting instructions. You may also vote via the Internet in accordance with the instructions set forth on your proxy card. It is important that proxies be voted promptly. Please call __________________ with any questions about voting.

Sincerely,

Henry J. Herrmann
President

Ivy Small Cap Value Fund Shareholders

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

         While we encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

Q & A

Q: What am I being asked to vote "For" on this proxy?

A: You are being asked to vote for a proposal to approve a new investment sub-advisory agreement for your Fund, between Waddell & Reed Ivy Investment Management Company ("WRIICO"), the Fund's investment adviser, and BlackRock Financial Management, Inc. ("BlackRock"), on substantially identical terms as the current sub-advisory agreement. No change in advisory fee rates or scope of services is being proposed.

The Board of Trustees unanimously recommends that you vote "FOR" this proposal.

Q: Why did you send me this booklet?

A: You are receiving these proxy materials -- a booklet that includes the Proxy Statement and the accompanying proxy card -- because you have the right to vote on important proposals concerning your investment in the Fund.

Q: Why are we being asked to vote on a new sub-advisory agreement?

A: MetLife, Inc. ("MetLife"), the parent company of State Street Research & Management Company ("State Street"), your Fund's current investment sub-adviser, has entered into an agreement to sell SSRM Holding, Inc., and its subsidiary, State Street, to BlackRock, Inc., one of the largest publicly traded investment management firms in the U.S. The sale is expected to be completed in January 2005, and, if completed, will result in the automatic termination of the current investment sub-advisory agreement for the Fund. WRIICO has proposed a new sub-advisory agreement with BlackRock, an indirect wholly-owned subsidiary of BlackRock, Inc. Your Board of Trustees has approved, and recommends that you approve the new agreement between WRIICO and BlackRock.

Q: Who is BlackRock Financial Management, Inc.?

A: BlackRock Financial Management, Inc. is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is one of the largest publicly traded investment management firms in the United States with approximately $323 billion of assets under management at September 30, 2004. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest financial services companies in the United States. BlackRock, Inc. and its affiliates manage assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

Q: Who is the portfolio manager who will be managing my Fund?

A: Wayne J. Archambo will be primarily responsible for the management of the Fund. Mr. Archambo, CFA, is Managing Director and Portfolio Manager with BlackRock. Prior to joining BlackRock in 2002, he was a founding partner and Manager of Boston Partners Asset Management, L.P., since that company's inception in 1995. Mr. Archambo graduated from Nichols College with a BS in economics and finance and holds an MBA degree from Babson College. He is a member of the Boston Security Analysts Society.

Q: How is the proposed sub-advisory agreement different from the existing sub-advisory agreement?

A: The terms of the proposed sub-advisory agreement are substantially identical to the current sub-advisory agreement. The proposed sub-advisory agreement differs only in the contracting investment sub-adviser its term and its beginning date. See the Proxy Statement for more information about the current and proposed sub-advisory agreements.

Q: Will there be a change in the management and advisory fees paid for my Fund?

A: No. The advisory and sub-advisory fees will stay the same.

Q: How does the Board of Trustees recommend that I vote on this proposal?

A: The Board of Trustees believes that the proposal is in the best interests of the Fund and its shareholders. After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" the Proposal.

Q: How can I vote my proxy?

A: Please complete the enclosed proxy card and return the card in the enclosed self-addressed, postage-paid envelope, or take advantage of the telephonic or electronic voting procedures described on the proxy card.

Q: Will my Fund pay for this proxy solicitation?

A: No. BlackRock has agreed to pay the costs for this proxy solicitation.

Q: Whom should I call for additional information about this Proxy Statement?

A: Please call __________________.

It is important that you vote your proxy promptly. Please help keep the costs of this proxy solicitation reasonable by voting today.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF IVY FUNDS

To be held on January 27, 2005

Ivy Small Cap Value Fund

         A Special Meeting of shareholders of Ivy Small Cap Value Fund (the "Fund"), a series of the Ivy Funds (the "Trust"), will be held at 6300 Lamar Avenue, Overland Park, Kansas, at 2:00 p.m., Central time, on January 27, 2005. At the Special Meeting, shareholders will be asked to vote on the following proposal:

1.	To approve a new investment sub-advisory agreement between Waddell & Reed Ivy Investment Management Company ("WRIICO") and BlackRock Financial Management, Inc. ("BlackRock"); and

2.	To transact any other business that properly comes before the Special Meeting.

         Please read the enclosed Proxy Statement carefully for information concerning the proposal to be placed before the Special Meeting or any adjournments or postponements thereof.

The Board of Trustees unanimously recommends that shareholders vote "FOR" the proposal.

         The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote "FOR" any such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote "AGAINST" any such adjournment those proxies to be voted against that proposal.

         Shareholders of record at the close of business on November 23, 2004 are entitled to notice of and to vote at the Special Meeting. You are invited to attend the Special Meeting. If you cannot do so, however, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD. Any shareholder attending the Special Meeting may vote in person even though a proxy already may have been returned.

By Order of the Board of Trustees,

Kristen A. Richards
Secretary

December ___, 2004

Overland Park, Kansas

Ivy Funds
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217
(913) 236-2000

__________________________________________________________

Proxy Statement
__________________________________________________________

December __, 2004

Special Meeting of Shareholders
To be held on January 27, 2005

         This Proxy Statement provides you with information you should review before voting on the matter listed in the Notice of Special Meeting (the "Proposal") for Ivy Small Cap Value Fund (the "Fund"), a series of Ivy Funds (the "Trust"). The Trust's Board of Trustees (the "Board," the members of which are referred to herein as the "Trustees") is soliciting your vote for a Special Meeting of shareholders of the Fund (the "Special Meeting") to be held at 6300 Lamar Avenue, Overland Park, Kansas on January 27, 2005 at 2:00 p.m., Central time, and, if the Special Meeting is adjourned or postponed, at any adjournments or postponements of that meeting.

Solicitation of Proxies

         The Board is soliciting votes from shareholders of the Fund by the mailing of this Proxy Statement and the accompanying proxy card to shareholders on or about December __, 2004. Shareholders of record at the close of business on November 23, 2004 (the "record date") are entitled to vote at the Special Meeting.

         The appointed proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Shareholder Reports

         Copies of the Fund's Annual Report for the fiscal year ended March 31, 2004 and Semi-Annual Report for the period ended September 30, 2004 have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. You can obtain copies of the those reports, without charge, by writing to Ivy Funds Distributor, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by calling 800-777-5472.

OVERVIEW

         You are being asked to vote on one Proposal --- a new investment sub-advisory agreement between Waddell & Reed Ivy Investment Company ("WRIICO") and BlackRock Financial Management, Inc. ("BlackRock") (the "Proposed Agreement"), with respect to the Fund.

         As explained below, the Proposed Agreement for the Fund is substantially identical (except for the contracting investment sub-adviser, its term and date) to the sub-advisory agreement currently in effect for the Fund, between WRIICO and State Street Research & Management Company ("State Street") (the "Current Agreement").

         On August 26, 2004, MetLife, Inc. ("MetLife"), the parent company of State Street, entered into an agreement to sell SSRM Holdings, Inc., including its subsidiary State Street, to BlackRock, Inc. The sale is expected to be completed in January 2005. The Trustees are recommending the Proposed Agreement for the Fund because the Current Agreement will terminate when the sale is completed. The Investment Company Act of 1940, as amended (the "1940 Act"), provides generally that the sub-advisory agreement of an investment company must provide for automatic termination if assigned, such as when State Street or its parent company undergoes a significant change of ownership. The Current Agreement contains such a provision, and, thus, will terminate upon completion of the sale transaction.

         BlackRock, Inc. is one of the largest publicly traded investment management firms in the United States with approximately $323 billion of assets under management at September 30, 2004. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest financial services companies in the United States. BlackRock, Inc. and its affiliates manage assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

         The Trustees have carefully considered the matter and have concluded that it is appropriate and in the best interest of the Fund's shareholders for WRIICO to enter into the Proposed Agreement for the Fund. Under the 1940 Act, WRIICO cannot enter into the Proposed Agreement unless the shareholders of the Fund vote to approve the Proposed Agreement. The Meeting is being held to seek shareholder approval of the Proposed Agreement for the Fund. No change in advisory fee rate or scope of services from those under the Current Agreement is being proposed.

         Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSED AGREEMENT FOR THE FUND.

PROPOSAL 1
PROPOSED AGREEMENT

Introduction

         Shareholders are being asked to approve the Proposed Agreement between WRIICO and BlackRock with respect to the Fund. On November 17, 2004, the Board, including the Trustees who are not "interested persons" of the Trust, WRIICO or BlackRock (the "Independent Trustees"), unanimously voted to approve the Proposed Agreement and to recommend the Proposed Agreement to Fund shareholders for approval. If approved by the shareholders, the Proposed Agreement will take effect on the later of the date of such approval or the date of completion of the BlackRock transaction with MetLife which is anticipated to occur in January 2005. The Proposed Agreement will remain in effect until September 30, 2005 and will continue in effect thereafter only if its continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a majority of the Trustees and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees.

         The Board has considered the possibility that the BlackRock transaction with MetLife might be completed before the date of the Special Meeting and receipt of shareholder approval of the Proposed Agreement. Accordingly, the Board, including all of the Independent Trustees, unanimously approved an interim sub-advisory agreement ("Interim Agreement") between WRIICO and BlackRock with respect to the Fund pursuant to Rule 15a-4 under the 1940 Act.

         This Rule, under certain circumstances, allows an interim advisory agreement to take effect, and to remain in effect for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under the interim advisory agreement do not exceed the fees payable under the predecessor agreement that had been approved by shareholders and certain other contractual provisions are included in the interim agreement. The Interim Agreement requires all advisory fees earned by BlackRock to be escrowed pending approval by Fund shareholders of the Proposed Agreement. If the Proposed Agreement is not approved, BlackRock will be entitled to receive from escrow the lesser of (i) any costs incurred in performing the Interim Agreement (plus interest earned on the amount while in escrow) and (ii) the total amount in the escrow account (plus interest earned). The Interim Agreement will take effect upon the completion of the BlackRock transaction with MetLife only if approval by Fund shareholders has not then been obtained and will continue in effect for a period of up to 150 days.

         A form of the Proposed Agreement is attached as Exhibit A. The description of the Proposed Agreement's terms in this section is qualified in its entirety by reference to Exhibit A.

Board Recommendation

The Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote "FOR" approval of the Proposed Agreement.

         For more information about the Trustees' deliberations and the reasons for their recommendation, please see the discussion under the heading "Evaluation by the Board."

Comparison of Current and Proposed Agreements

         The Proposed Agreement for the Fund is substantially identical (but for a few non-material changes) to the Current Agreement for the Fund. The date of the Proposed Agreement for the Fund will be the later of the date on which shareholders of the Fund approve the Proposed Agreement or the date of the completion of the BlackRock transaction with MetLife, and the initial term of the Proposed Agreement, if approved, expires on September 30, 2005. The next several paragraphs briefly summarize some important provisions of both of the Proposed Agreement and the Current Agreement, but for a complete understanding of the Proposed Agreement, you should read Appendix A. For purposes of the discussion below, the Proposed Agreement and Current Agreement each will be referred to as the "Agreement."

Services and Obligations

         Under the Current Agreement, WRIICO appointed State Street, and under the Proposed Agreement WRIICO proposes to appoint BlackRock, to perform the portfolio selection services described below for the investment and reinvestment of the Fund's portfolio, subject to the supervision of WRIICO and subject also to the control and direction of the Trust's Board of Trustees. State Street is deemed, and BlackRock will be deemed, to be an independent contractor and, except as expressly provided or authorized in the Agreement, State Street has no authority, and BlackRock will not have any authority, to act for or represent the Trust or WRIICO in any way or be deemed an agent of the Trust or WRIICO. Under the Agreement, each sub-adviser provides the below-listed services and assumes the following obligations with respect to the Fund.

         (1) Within the framework of the investment objective, policies and restrictions of the Fund, and subject to the supervision of WRIICO, each sub-adviser has the sole and exclusive responsibility for the making and execution of all investment decisions for the Fund. The investment of the assets of the Fund are at all times subject to the applicable provisions of the Trust's Declaration of Trust and bylaws, as well as the registration statement, current prospectus and statement of additional information applicable to the Fund, and must conform to the investment objective, policies and restrictions of the Fund as set forth in such documents and as interpreted from time to time by the Board and by WRIICO.

         (2) In carrying out its obligations to manage the investment and reinvestment of the assets of the Fund, each sub-adviser is required to (i) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Fund or are under consideration for inclusion therein; (ii) formulate and implement a continuous investment program for the Fund consistent with the investment objective and related investment policies of the Fund as described above; and (iii) take such steps as are necessary to implement the aforementioned investment program by placing orders for such purchases and sales of securities with broker-dealers, which may include the placing, or directing the placement through an affiliate (if any) of each sub-adviser, of orders for such purchases and sales.

         (3) In connection with the purchase and sale of securities of the Fund, each sub-adviser arranges for the transmission to WRIICO (or its designee) and the Custodian of the Fund on a daily basis such confirmations, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Fund. Each sub-adviser is required to render such reports to WRIICO and/or the Board concerning the investment activity and portfolio composition of the Fund in such form and at such intervals as WRIICO or the Board may from time to time require.

         (4) Each sub-adviser will, in the name of the Trust, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as set forth in the Fund's registration statement. In connection with the placement of orders for the execution of the Fund's portfolio transactions, each sub-adviser is required to create and maintain all necessary brokerage records of the Trust in accordance with all applicable law, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act. The Agreement provides that all records will be the property of the Trust and each sub-adviser shall make such records available for inspection and use by the Securities and Exchange Commission ("SEC"), the Trust or any person retained by the Trust.

         (5) In placing orders or directing the placement of orders for the execution of portfolio transactions, each sub-adviser selects brokers and dealers for the execution of the Fund's transactions. In selecting brokers or dealers to execute such orders, each sub-adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that enhance investment research and portfolio management capability generally. Also, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, each sub-adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the sub-adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (services that provide lawful and appropriate assistance to each sub-adviser in the performance of investment decision-making responsibilities) (as defined in Section 28(e)) provided by such broker. Under the Agreement, each sub-adviser is required to render such reports, at such intervals and in such form as may be mutually agreed to WRIICO and/or to the Board regarding the total amount and usage of all commissions generated as a result of trades executed for the Fund's portfolio, as well as information regarding third-party services, if any, received.

         On occasions when the sub-adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, the Agreement permits the sub-adviser, to the extent permitted by applicable law, to aggregate the securities to be sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. A sub-adviser also may purchase or sell a particular security for one or more clients in different amounts. To the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, are to be made in the manner a sub-adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

         (6) Each sub-adviser is required to review all proxy solicitation materials and is responsible for voting and handling all proxies in relation to the securities held in the Fund.

Standard of Care

         Under the Agreement, each sub-adviser is entitled to rely on information that it reasonably believes to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither of the sub-advisers nor their officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance of its duties under the Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of WRIICO or custodians or other agents at the Trust or the Fund or securities depositories, or from war or political act of any foreign government to which such assets might be exposed, provided that nothing in the Agreement will be deemed to protect, or purport to protect, either sub-adviser against any liability to the Trust to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under the Agreement, or by reason of reckless disregard of obligations and duties under the Agreement.

Compensation

         The Fund pays WRIICO a fee accruing daily at an annual rate of 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. WRIICO pays State Street, and under the Proposed Agreement would pay BlackRock, a sub-advisory fee at the annual rate of 0.50% of the Fund's average daily net assets managed by the sub-adviser.

Renewal and Termination

         The Board approved the Current Agreement on September 3, 2003 and the Agreement was thereafter approved by the Fund's initial shareholder. The Current Agreement provides that it continues in effect until September 30, 2004, and from year to year thereafter, provided its continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the entire Board and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees. On August 17, 2004, the Board, with the Independent Trustees voting separately, unanimously approved the continuance of the Current Agreement until September 30, 2005.

         Both the Current Agreement and the Proposed Agreement each state that it can be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of majority of the entire Board on 60 days' written notice to the sub-adviser, or by either party to the Agreement upon 60 days' written notice to the other. Each Agreement states that it will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon termination of WRIICO's advisory agreement with the Fund.

Other Provisions

         The Agreement provides that each sub-adviser irrevocably submits to the jurisdiction of any state or U.S. federal court sitting in the State of Kansas.

Evaluation by the Board

         At a meeting held on November 17, 2004, the Trustees, including the Independent Trustees, voted unanimously to approve the Proposed Agreement and to recommend that shareholders of the Fund vote to approve the Proposed Agreement. In connection with that approval and recommendation, the Trustees met with representatives of BlackRock who provided the Trustees with extensive information on BlackRock and its plans on how it proposes to manage the Fund.

         As part of their deliberations, the Trustees first considered the general reputation, financial resources and business activities of BlackRock and its parent organization. They further considered the scope and quality of the services that BlackRock proposes to provide the Fund, including the fee rate for providing those services. BlackRock advised the Trustees that it does not offer lower fees than the fees proposed under the Proposed Agreement for any other small cap value client. After considering information provided to them by BlackRock on those issues, the Trustees concluded that BlackRock and its parent organization (including BlackRock's parent after completion of the merger with State Street), had sufficient resources and expertise to capably manage the Fund. The Trustees also concluded that BlackRock's proposed fee was reasonable, particularly because the proposed fee is identical to the fee that the Fund currently pays State Street.

         The Trustees discussed with BlackRock how BlackRock would manage the Fund on a day-to-day basis. BlackRock provided extensive information to the Trustees on its investment philosophy, selection process and investment process. BlackRock further described to the Trustees the risk profile and portfolio characteristics of accounts currently under BlackRock's management that have substantially the same investment objectives and restrictions as the Fund. BlackRock also described what they believed would be the total amount of assets that BlackRock could capably manage in the small capitalization value asset class, which would include the Fund's assets. They noted that they likely would recommend to the Trustees that the Fund close to new investors once the assets in the Fund aggregated with the assets in another fund for which BlackRock serves as sub-adviser and which is managed by Waddell & Reed Investment Management Company ("WRIMCO"), another investment adviser reached approximately $400 million because of their belief that permitting additional assets to be invested in the Fund could be harmful to existing shareholders. Based on this information, the Trustees concluded that BlackRock's proposed management of the Fund, including the likelihood that BlackRock would recommend closing the Fund to new investors, was substantially similar to the manner in which the Fund currently was managed and would be in the best interest of the Fund's shareholders.

         The Trustees next considered the investment performance of accounts managed by BlackRock similar to the Fund, including long-term composite results of the products managed by Mr. Archambo and his team. In that regard, they further considered the make-up, education and experience of the proposed team that would be responsible for managing the Fund and concluded that BlackRock's proposed team had an outstanding, long-term track record and could be capable of producing similar results for the Fund.

         The Trustees next considered BlackRock's legal and compliance infrastructure, including how BlackRock complies with regulatory requirements and concluded that BlackRock's compliance system was sufficiently robust, including particularly related to how it proposes to ensure compliance with the Fund's prospectus limitations and other applicable regulatory requirements.

         The Trustees next considered BlackRock's practices regarding the selection and compensation of brokers and dealers that would execute portfolio transactions for the Fund, and those brokers' and dealers' provision of brokerage and research services to BlackRock. The Trustees also considered BlackRock's soft dollar practices. The Trustees concluded that each of those practices were consistent with regulatory requirements.

         The Trustees next considered the lack of any compensation that would be paid by the Fund to affiliates of BlackRock as a result of the new relationship (including not utilizing an affiliated broker/dealer of BlackRock to execute Fund trades), and concluded that the lack of any ancillary, or so-called "fallout" benefits would enable BlackRock to manage the assets of the Fund in a manner that appeared to be free of conflicts of interest.

         The Trustees also discussed with WRIICO and BlackRock the extent to which economies of scale would be realized as the Fund's asset grow. WRIICO indicated that it was likely that the expense ratio of the Fund would fall as the assets of the Fund grow, which would benefit shareholders. The Trustees concluded that these projected economies of scale would be beneficial to the Fund and its shareholders.

         The Trustees did not take into account the projected profits of BlackRock for managing the Fund, because the proposed relationship had not yet commenced and it would be difficult to project those profits. However, the Trustees noted that, should shareholders approve the relationship, this issue would be closely monitored in the future. Likewise, the Trustees did not consider comparisons of the proposed services with those of other contracts, except to the extent that the proposed arrangement with BlackRock would be virtually identical to the current relationship with State Street.

         The Trustees finally considered the terms of the current advisory agreement between the Trust and the WRIICO, with respect to the Fund, including the services that WRIICO provides and the rate of advisory fee payable to WRIICO. They also considered that: (a) WRIICO was responsible for the selection of any sub-adviser to the Fund, as well as monitoring its performance; (b) WRIICO would be responsible for BlackRock's compliance with the Fund's investment objective and policies and restrictions as well as compliance with the federal securities laws; and (c) WRIICO was responsible for the overall success or failure of the Fund.

         In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Proposed Agreement and concluded that the compensation under the Proposed Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment and that approval of the Proposed Agreement is in the best interests of the Fund.

         After carefully considering the information described above, the Board of Trustees, including the Independent Trustees, unanimously voted to approve the Proposed Agreement for the Fund and to recommend that the Fund's shareholders vote to approve the Proposed Agreement.

         In the event that the shareholders do not approve the Proposed Agreement, the Trustees of the Trust will consider what alternatives may then be available.

Vote Required

         Approval of Proposal 1 requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

         The Board unanimously recommends that shareholders of the Fund vote "FOR" Proposal 1.

ADDITIONAL INFORMATION

Additional Information about Waddell & Reed Ivy Investment Company ("WRIICO")

         WRIICO, 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas, 66201-9217, is a subsidiary of Waddell & Reed Financial, Inc. ("Waddell & Reed"), 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas, 66201-9217, a publicly held company. WRIICO currently provides business management services to certain funds that are series of Ivy Funds, investment advisory services to the Fund and other funds that are series of Ivy Funds and Ivy Funds, Inc. and sub-advisory services to certain other funds. WRIICO is a SEC-registered investment adviser with approximately $2.8 billion in assets under management as of September 30, 2004.

         During the fiscal period from December 8, 2003 to March 31, 2004, the Fund paid WRIICO fees of $226,982. During the fiscal period ended December 5, 2003, and the fiscal years ended July 31, 2003, 2002 and 2001, Advantus Venture Fund, Inc., the predecessor to the Fund, paid Advantus Capital fees of $171,642, $386,688, $444,881 and $325,568, respectively. During the fiscal period from December 8, 2003 to March 31, 2004, WRIICO paid subadvisory fees to State Street in the amount of $108,359. During the fiscal period ended December 5, 2003, and the fiscal years ended July 31, 2003, 2002 and 2001, with respect to Advantus Venture Fund, Inc., Advantus Capital paid to State Street subadvisory fees of $73,945, $177,973, $181,980 and $205,225, respectively.

Additional Information about BlackRock Financial Management, Inc. ("BlackRock")

         BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc., which trades on the New York Stock Exchange under the symbol BLK. Approximately 14% of BlackRock, Inc.'s stock is held by the public, while employees own 16% and a subsidiary of The PNC Financial Services Group, Inc. ("PNC") holds 70%. PNC, headquartered in Pittsburgh, is one of the nation's largest diversified financial services organizations providing regional banking, corporate banking, real estate finance, asset-based lending, wealth management, asset management and global fund services. Together with its affiliates, BlackRock serves as investment adviser to fixed income, equity and liquidity investors in the United States and overseas through fund and institutional accounts with combined total assets at September 30, 2004, of approximately $323 billion.

         Wayne J. Archambo will be primarily responsible for the management of the Fund. Mr. Archambo, CFA, is Managing Director and Portfolio Manager with BlackRock. Prior to joining BlackRock in 2002, he was a founding partner and Manager of Boston Partners Asset Management, L.P., since that company's inception in 1995. Mr. Archambo graduated from Nichols College with a BS in economics and finance and holds an MBA degree from Babson College. He is a member of the Boston Security Analysts Society.

         The following table lists the names, addresses and principal occupations of the principal executive officer and each director of BlackRock:

Name and Address	Status or Title with BlackRock
Lawrence Douglas Fink	Chairman and Chief Executive Officer
Ralph Lewis Schlosstein	President and Director
Robert Steven Kapito	Vice President and Director
Robert Peter Connolly	General Counsel, Secretary and Managing Director
Paul L. Audet	Chief Financial Officer and Managing Director
Henry Gabbay	Managing Director, Portfolio Compliance
Bartholomew Angelo Battista	Managing Director, Regulatory Compliance

         The address of the principal executive officer and each of directors listed above is BlackRock Financial, Inc., 40 East 52nd Street, New York, NY 10022.

Organization and Management of the Trust

         The Trust is governed by the Board of Trustees. A majority of the Board members are Independent Trustees. The Board elects the officers who are responsible for administering the Fund's day-to-day operations. Each Trustee and officer serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified. The Independent Trustees and their principal occupations during the past five years are:

NAME, ADDRESS AND AGE	POSITION HELD WITH THE TRUST	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age: 64	Trustee

President of Boettcher Enterprises, Inc. (agriculture products and services) since 1979; President of Boettcher Supply, Inc. (electrical and plumbing supplies distributor) since 1979; President of Boettcher Aerial, Inc. (Aerial Ag Applicator) since 1983

James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 Age: 54	Trustee	CEO of PacPizza, Inc. (Pizza Hut franchisee) since 2000; Secretary of Street Homes, LLP (homebuilding company) since 2001; President of Alien, Inc. (real estate developer), 1997 to 2001
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 37	Trustee

Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)

Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 53	Trustee	Of Counsel, Lee & Smith, PC (law firm) since 1996; Member/Manager, Castle Valley Ranches, LLC (ranching) since 1995
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Trustee

Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration (1980 to 2003)and Chancellor (1991 to 1999), University of Missouri at Kansas City

Michael G. Smith 920 York Road, Suite 350 Hinsdale IL 60521 Age: 60	Trustee	Retired; formerly, Managing Director--Institutional Sales, Merrill Lynch, 1983-1999.
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 Age: 62	Trustee

Retired; CEO and Director of Asgard Holding, LLC (computer network and security services), 2002 to 2004;

CEO and Director of JBE Technology Group, Inc. (telecommunications services), 2001 to 2003; CEO and Director of Global Mutual Fund Services, 1993 to 2000; CEO and Director of Global Technology Management, Inc. (software and services), 1992 to 2000

         The address for each of the Interested Trustees and officers in the following tables is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. The Trustees considered by the Trust and its counsel to be "interested persons" (as defined in the 1940 Act) of the Fund are:

NAME, AND AGE	POSITION(S) HELD WITH THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Keith A. Tucker Age: 59	Chairman of the Board Director

Chairman of the Board, Chief Executive Officer and Director of Waddell & Reed (1998 to present); Principal Financial Officer of Waddell & Reed (1998 to 1999); Chairman of the Board and Director of Waddell & Reed, Inc., WRSCO and WRIMCO, an affiliate of Waddell & Reed (1993 to present); Chairman of the Board and Director/Trustee of each of the funds in the Fund Complex

Henry J. Herrmann Age: 61	President Director

President, Chief Investment Officer and Director of Waddell & Reed (1998 to present); Treasurer of Waddell & Reed (1998 to 1999); Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO, an affiliate of Waddell & Reed (1993 to present); President, Chief Executive Officer and Director of WRIICO (2002 to present); President and Director/Trustee of each of the funds in the Fund Complex

         The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President of the Trust, the Trust's officers are:

NAME, AND AGE	POSITION(S) HELD WITH THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Theodore W. Howard Age: 62	Vice President Treasurer Principal Accounting Officer Principal Financial Officer

Senior Vice President of WRSCO (2001 to present); Vice President (1987 to present), Treasurer and Principal Accounting Officer (1976 to present) and Principal Financial Officer (2002 to present) of each of the funds in the Fund Complex; Vice President of WRSCO (1988 to 2001)

Kristen A. Richards Age: 36	Vice President Secretary Associate General Counsel

Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and WRIICO (2002 to present); Vice President, Secretary and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1998 to 2000)

Daniel C. Schulte Age: 38	Vice President General Counsel Assistant Secretary

Senior Vice President, Assistant Secretary and General Counsel of Waddell & Reed (2000 to present); Senior Vice President and General Counsel of Waddell & Reed, Inc. WRIMCO and WRSCO (2000 to present); Senior Vice President, Assistant Secretary and General Counsel of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of Waddell & Reed (1998 to 2000)

         As of September 30, 2004, the Trust believes that its Trustees and officers, as a group, owned less than 1% of the outstanding shares of the Fund.

ADDITIONAL INFORMATION ABOUT THE MEETING

Voting Rights

         Shareholders of record on November 23, 2004 (the "record date") are entitled to be present and to vote at the Special Meeting or any adjourned meeting. The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held.

         As of the record date, the Fund offered multiple classes of shares to the public pursuant to a Rule 18f-3 Plan adopted by the Trustees on behalf of the Fund. The key features of the plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the most recent prospectus of the Fund, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund of the Trust or Ivy Funds, Inc.; and (iii) the Fund's Class B shares will convert automatically to Class A shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. As of the record date, the Fund had ____________ outstanding Class A shares, ____________ outstanding Class B shares, ____________ outstanding Class C shares and ____________ outstanding Class Y shares.

Revocation of Proxies

         Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust at the address shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust.

Quorum, Voting at the Meeting and Adjournment

         The presence in person or by proxy of a majority of the Fund's shares of all classes entitled to vote is a quorum for the transaction of business. In the event that a quorum of shareholders is not represented at the Special Meeting, the Special Meeting may be adjourned by a majority of the Fund's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 90 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

         For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of the proposals, abstentions and broker "non-votes" will be treated as shares voted "Against" the proposals. Accordingly, shareholders are urged to vote or forward their voting instructions promptly.

Other Matters to Come Before the Meeting

         Management of the Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals for Future Meetings

         The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. In order for a shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, the proposal must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is timely submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Principal Shareholders

         The only persons known to own of record or beneficially 5% or more of the outstanding shares of the Fund as of the record date were:

[Insert Table]

Expenses

         BlackRock has agreed to bear the costs of preparing, printing and mailing the proxy materials for the Special Meeting of shareholders of the Trust and all costs of solicitation of proxies, subject to certain conditions.

Additional Proxy Solicitation Information

         The solicitation of proxies will be made primarily by mail, oral communications, telephone, or other permissible electronic means by representatives of the Trust, Trust affiliates, WRIICO, WRIICO affiliates and certain broker-dealers (who may be specifically compensated for such services)]. Total costs of the Special Meeting, including the costs of solicitation, are estimated at $__________ and will be borne by BlackRock.

By order of the Board of Trustees,

Kristen A. Richards
Secretary

December [   ], 2004

Exhibit A

PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT

         THIS AGREEMENT, made as of the ___ day of __________, 2005, by and between Waddell & Reed Ivy Investment Company, a Delaware corporation, registered as an Investment Adviser under the Investment Advisers Act of 1940 (the "Adviser") and Blackrock Financial Management, Inc., a Delaware corporation, registered as an Investment Adviser under the Investment Advisers Act of 1940 (the "Sub-Adviser").

         WHEREAS, the Adviser is the investment manager to Ivy Funds, (the "Trust"), an open-end diversified management investment company organized as a series fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish it with portfolio selection and related research and statistical services in connection with the Adviser's investment advisory activities on behalf of the Trust's Small Cap Value Fund (hereinafter "Fund"), and the Sub-Adviser desires to furnish such services to the Adviser;

         NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, it is agreed as follows:

         1.         Appointment of Sub-Adviser

         In accordance with and subject to the Investment Management Agreement between the Trust and the Adviser dated July 23, 2003, the Adviser hereby appoints the Sub-Adviser to perform portfolio selection services described herein for investment and reinvestment of the Fund, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Adviser accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser.

         2.         Obligations of and Services to be Provided by the Sub-Adviser

         (a)         The Sub-Adviser shall provide the following services and assume the following obligations with respect to the Fund of the Trust:

(1)

The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Declaration of Trust, the Bylaws, the Registration Statement, the current Prospectus and the Statement of Additional Information of the Trust and shall conform to the investment objectives, policies and restrictions of the Fund as set forth in such documents and as interpreted from time to time by the Board of Trustees of the Trust and by the Adviser. Within the framework of the investment objectives, policies and restrictions of the Fund, and subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility for the making and execution of all investment decisions for the Fund. The Adviser agrees to promptly inform the Sub-Adviser if such objective, policies or restrictions change and to deliver to the Sub-Adviser updated documents, if prepared.

(2)

In carrying out its obligations to manage the investments and reinvestments of the assets of the Fund, the Sub-Adviser shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Fund or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Fund consistent with the investment objective and related investment policies for the Fund as set forth in the Trust's Registration Statement, as amended; and (3) take such steps as are necessary to implement the aforementioned investment program by purchase and sale of securities including the placing, or directing the placement through an affiliate of the Sub-Adviser, of orders for such purchases and sales.

(3)

In connection with the purchase and sale of securities of the Fund, the Sub-Adviser shall arrange for the transmission to the Adviser (or its designee) and the Custodian for the Trust on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Fund. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Custodian of the Fund. The Sub-Adviser shall render such reports to the Adviser and/or to the Trust's Board of Trustees concerning the investment activity and portfolio composition of the Fund in such form and at such intervals as the Adviser or the Board may from time to time require.

(4)

The Sub-Adviser shall, in the name of the Trust, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as set forth in the Trust's Registration Statement, as amended from time to time, and under the Securities Act of 1933, as amended (the "1933 Act") and the 1940 Act. In connection with the placement of orders for the execution of the Fund's portfolio transactions, the Sub-Adviser shall create and maintain all necessary brokerage records of the Trust in accordance with all applicable law, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission, the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

In placing orders or directing the placement of orders for the execution of portfolio transactions, the Sub-Adviser shall select brokers and dealers for the execution of the Fund's transactions. In selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser's investment research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e) provided by such broker, viewed in terms either of the Fund's or the Sub-Adviser's overall responsibilities to the Sub-Adviser's discretionary accounts.

The Sub-Adviser shall render such reports to the Adviser and/or to the Fund's Board of Trustees regarding the total amount and usage of all commissions generated as a result of trades executed for the Fund's holdings, as well as information regarding third-party services, if any, received by the Sub-Adviser as a result of trading activity with select brokers and dealers.

          (b)         The Sub-Adviser shall use the same skill and care in providing services to the Trust as it uses in providing services to fiduciary accounts for which it has investment responsibility. The Sub-Adviser will comply with all applicable rules and regulations of the Securities and Exchange Commission.

         (c)         The Sub-Adviser shall (i) comply with all reasonable requests of the Trust (through the Adviser) for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission (the "SEC") and state securities commissions, and (ii) provide such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to the administration of the Trust.

         (d)         The Sub-Adviser shall furnish to the Adviser for distribution to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

         (e)         On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, the Sub-Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers. In no instance, however, will the Fund's assets be purchased from or sold to the Adviser, the Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

         (f)         Consistent with U.S. securities laws, the Sub-Adviser agrees to adopt written trade allocation procedures that are "fair and equitable" to its clients which are consistent with the investment policies set out in the prospectuses and statements of additional information (including amendments) of the Fund or as the Trust's Board of Trustees may direct from time to time. The Sub-Adviser also agrees to effect securities transactions in client accounts consistent with the allocation system described in such written procedures, to keep accurate records of such transactions and to fully disclose such trade allocation procedures and practices to clients.

         (g)         The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in the Fund. The Adviser shall instruct the custodian and other appropriate parties providing services to the Fund to promptly forward misdirected proxies to the Sub-Adviser.

         The Sub-Adviser shall provide to the Advisor a copy of Sub-Adviser's written proxy voting policies and procedures, as adopted, including policies on addressing potential conflicts of interest and a copy of any summary of the procedures, if applicable. Sub-Adviser shall also be responsible for maintaining records with respect to the proxy votes cast for the Fund. The records shall conform to the applicable SEC proxy regulations.

         Records of all applicable proxy voting records will be provided to the Adviser within 3 business days of any request, written or oral (voting records should be available in hard and soft copy).

         (h)         The Sub-Adviser shall review all notices, including but not limited to corporate action notices, and provide and respond to all corresponding requests for information in relation to the securities held in the Fund. The Adviser shall instruct the custodian and other appropriate parties providing services to the Fund to promptly forward misdirected corporate action notices to the Sub-Adviser.

         (i)         The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement and/or any termination or resignation of senior (key) personnel.

         3.         Delivery of Documents to the Adviser. The Sub-Adviser has furnished the Adviser with copies of each of the following documents:

         (a)         The Sub-Adviser's current Form ADV and any amendments thereto, if applicable;

         (b)         The Sub-Adviser's most recent audited balance sheet;

         (c)         Separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to the custodian and the fund accounting agent of Trust assets for the Fund; and

         (d)         The Code of Ethics of the Sub-Adviser as currently in effect.

         The Sub-Adviser will furnish the Adviser from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Sub-Adviser will provide to the Adviser such other documents relating to its services under this Agreement as the Adviser may reasonably request on a periodic basis. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Adviser.

         4.         Expenses

         During the terms of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.

         5.         Compensation

         In payment for the investment sub-advisory services to be rendered by the Sub-Adviser in respect of the Fund hereunder, the Adviser shall pay to the Sub-Adviser as full compensation for all services hereunder a fee computed at an annual rate which shall be a percentage of the average daily value of the net assets of the Fund. The fee shall be accrued daily and shall be based on the net asset values of all of the issued and outstanding shares of the Fund as determined as of the close of each business day pursuant to the Declaration of Trust, Bylaws and currently effective Prospectus and Statement of Additional Information of the Trust. The fee shall be payable in arrears on the last day of each calendar month.

         The amount of such annual fee, as applied to the average daily value of the net assets of the Fund shall be as described in the schedule below:

Assets	Fee

Net Portfolio Assets	0.50%

          6.         Renewal and Termination

         This Agreement shall continue in effect until September 30, 2005, and from year to year thereafter provided such continuance is specifically approved at least annually by a vote of the holders of the majority of the outstanding voting securities of a Fund, or by a vote of the majority of the Trust's Board of Trustees. And further provided that such continuance is also approved annually by a vote of the majority of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of parties hereto, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time without payment of penalty: (i) by the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the class of capital stock of the Fund on sixty days' prior written notice, or (ii) by either party hereto upon sixty days' prior written notice to the other. This Agreement will terminate automatically upon any termination of the Investment Management Agreement between the Trust and the Adviser or in the event of its assignment. The terms "interested person," "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

         7.         General Provisions

         (a)         The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by the Sub-Adviser of its duties under this Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of custodians or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to the Trust or to its shareholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Sub-Adviser's reckless disregard of its obligations and duties hereunder.

         (b)         The Adviser and the Trust's Board of Trustees understand that the value of investments made for the Account may go up as well as down, is not guaranteed and that investment decisions will not always be profitable. The Adviser has not made and is not making any guarantees, including any guarantee as to any specific level of performance of the Fund. The Adviser and the Trust's Board of Trustees acknowledge that each Fund is designed for the described investment objective and is not intended as a complete investment program. They also understand that investment decisions made on behalf of the Fund by Sub-Adviser are subject to various market and business risks.

         (c)         This Agreement shall not become effective unless and until it is approved by the Board of Trustees of the Trust, including a majority of the members who are not "interested persons" to parties to this Agreement, by a vote cast in person at a meeting called for the purpose of voting such approval, and by a majority of the outstanding voting securities of the class of capital stock of the Fund.

         (d)         The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser to fiduciary and other managed accounts, including other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser also understands that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Trust, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

         (e)         Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or the right of any of its officers, directors or employees who may also be an officer, trustee or employee of the Trust, or persons otherwise affiliated with the Trust (within the meaning of the 1940 Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

         8.         Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Fund or such persons as the Adviser may designate in connection with the Fund. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Fund, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund.

         9.         Representations and Warranties. The Sub-Adviser hereby represents and warrants as follows:

         (a)         The Sub-Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

         (b)         The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

         (c)         The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

         (d)         The Sub-Adviser has reviewed the portion of (i) the registration statement filed with the SEC, as amended from time to time, for the Fund ("Registration Statement"), and (ii) Fund's prospectuses and statements of additional information (including amendments) thereto, in each case in the form received from the Adviser with respect to the disclosure about the Sub-Adviser and the Fund of which the Sub-Adviser has knowledge and except as advised in writing to the Adviser such Registration Statement, prospectuses and statements of additional information (including amendments) contain, as of their respective dates, no untrue statement of any material fact of which the Sub-Adviser has knowledge and do not omit any statement of a material fact of which the Sub-Adviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

         10.         Use of Names.

         (a)         The Sub-Adviser acknowledges and agrees that the names Ivy Funds and Waddell & Reed Ivy Investment Company, and abbreviations or logos associated with those names, are the valuable property of the Adviser and its affiliates; that the Trust, the Adviser and their affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names Ivy Funds and Waddell & Reed Ivy Investment Company, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to Ivy Funds and Waddell & Reed Ivy Investment Company, or the Fund or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Fund in the Sub-Adviser's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the Fund, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

         (b)         The Sub-Adviser acknowledges that the Fund and its agents may use the "Blackrock Financial" and "Blackrock Financial Management, Inc." names and the name of the responsible portfolio manager(s) in connection with accurately describing the activities of the Fund, including use with marketing and other promotional and informational material relating to the Fund. The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

         11.         Reports by the Sub-Adviser and Records of the Fund. The Sub-Adviser shall furnish the Adviser monthly, quarterly and annual reports concerning transactions and performance of the Fund, including information required to be disclosed in the Trust's Registration Statement, in such form as may be mutually agreed. The Sub-Adviser shall permit the financial statements, books and records with respect to the Fund to be inspected and audited by the Trust, the Adviser or their agents at all reasonable times during normal business hours. The Sub-Adviser shall immediately notify and forward to both the Adviser and legal counsel for the Trust any legal process served upon it on behalf of the Adviser or the Trust. The Sub-Adviser shall promptly notify the Adviser of any changes in any information concerning the Sub-Adviser of which the Sub-Adviser becomes aware that would be required to be disclosed in the Trust's Registration Statement.

         In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser agrees that all records it maintains for the Fund are the property of the Fund and the Trust and further agrees to surrender promptly to the Trust or the Adviser any such records upon the Trust's or the Adviser's request. The Sub-Adviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of the Fund. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Trust.

         12.         Indemnification. The Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Adviser and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), controls ("controlling person") the Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser, the Fund, the Trust or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as sub-adviser of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Fund or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Sub-Adviser to the Adviser, the Trust or any affiliated person of the Adviser or the Trust expressly for use in the Trust's Registration Statement, or upon verbal information confirmed by the Sub-Adviser in writing expressly for use in the Trust's Registration Statement or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Adviser, any of the Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Fund or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser, expressly for use in the Trust's Registration Statement or other than upon verbal information confirmed by the Sub-Adviser in writing expressly for use in the Trust's Registration Statement; provided, however, that in no case is the Adviser's indemnity in favor of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         13.         Assignment by the Sub-adviser. This Agreement shall not be assigned by the Sub-adviser to any other person or company without the Adviser's prior written consent.

         14.         Jurisdiction. The Sub-adviser irrevocably submits to the jurisdiction of any state or U.S. federal court sitting in the State of Kansas over any suit, action or proceeding arising out of or relating to this proposal and the agreement contemplated herein. The Sub-adviser irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Sub-adviser agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Sub-adviser, and may be enforced to the extent permitted by applicable law in any court of the jurisdiction of which the Sub-adviser is subject by a suit upon such judgment.

         Nothing in this Section 14 shall affect the right of the Adviser to serve process in any manner permitted by law or limit the right of the Adviser to bring proceedings against the Sub-adviser in the courts of any jurisdiction or jurisdictions.

         15.         Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

If to the Adviser:	WADDELL & REED IVY INVESTMENT COMPANY
6300 Lamar Avenue
Overland Park, KS 66202, U.S.A.
Attention: Henry J. Herrmann, President

If to the Trust or Fund:	IVY FUNDS
6300 Lamar Avenue
Overland Park, KS 66202, U.S.A.
Attention: Kristen A. Richards, Vice President and Secretary

If to the Sub-Adviser:	BLACKROCK FINANCIAL MANAGEMENT, INC.
40 East 52nd Street
New York, NY 10022

         19.         Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

         20.         Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement.

WADDELL & REED IVY INVESTMENT COMPANY

By:         ___________________________

Its:         ___________________________

Date:         _________________________

BLACKROCK FINANCIAL MANAGEMENT, INC.

By:         ___________________________

Its:         ___________________________

Date:         _________________________

IVY FUNDS P.O. BOX 9132 HINGHAM, MA 02043-9132

IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

Fast, convenient, easy and available 24 hours a day!

Vote by Phone: Call toll-free 1-___-___-____. Follow the recorded instructions.

Vote on the Internet: Log on to www.proxyweb.com. Follow the on-screen instructions.

Vote by Mail: Check the appropriate boxes on the reverse side of this card, sign and date this card and return in the envelope provided.

         IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

*** CONTROL NUMBER: 999 999 999 999 99 ***

IVY SMALL CAP VALUE FUND A Series of IVY FUNDS	SPECIAL MEETING OF THE SHAREHOLDERS January 27, 2005
The undersigned, having received Notice of the January 27, 2005 Special Meeting of Shareholders of the above referenced fund (the "Fund"), a series of Ivy Funds (the "Trust"), and the related Proxy Statement, hereby appoints Kristen A. Richards and Daniel C. Schulte as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 6300 Lamar Avenue, Overland Park, Kansas on January 27, 2005 at 2:00 p.m. Central Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given by me. This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trust, or by voting in person at the Special Meeting.

Dated: _____________________

[	]

Signature(s) of Shareholder(s) (Please sign in Box)

Please sign name or names as appearing on proxy and return promptly in the enclosed postage-paid envelope. If signing as a representative, please include capacity.

PLEASE INDICATE VOTES ON OPPOSITE SIDE OF CARD.

Please fill in box as shown using black or blue ink or number 2 pencil. [ X ]

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

1:	To approve a sub-advisory agreement between Waddell & Reed Ivy Investment Company and BlackRock Financial Management, Inc. with respect to the Fund.

[   ] FOR                  [   ] AGAINST                 [   ] ABSTAIN

The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting or any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

IVY FUNDS

THREE EASY WAYS TO VOTE
YOUR PROXY

The accompanying proxy statement discusses important matters affecting Ivy Small Cap Value Fund, a series of Ivy Funds. Please take time to read the proxy statement, then cast your vote. There are three easy ways to vote -- choose the method that's most convenient for you. Please vote all proxy cards received.

1.

Vote by telephone. Just call our dedicated proxy voting number -- 1-__________. This is a toll-free number. It's available 24 hours a day, seven days a week. For each proxy, enter the 14-digit number printed on the upper portion of the card and follow the voice promptings to record your vote.

2.	Vote by Internet. Visit the web site -- www.proxyweb.com and enter the 14-digit number. Then follow the voting instructions that will appear. Vote each card received separately.

3.	Vote by mail. Simply fill out the proxy card(s) and return them to us in the enclosed postage paid envelope. Please do not return your cards if you vote by phone or Internet.

Remember -- your vote matters.
Please vote today!